UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, the Board of Directors of Kohl’s Corporation (the “Company”) increased the size of the Board to twelve members and appointed Robbin Mitchell to fill the new Board seat effective on that date.  Ms. Mitchell will initially serve on the Board of Directors’ Governance and Nominating Committee.  A copy of the February 17, 2021 press release announcing the appointment is attached as Exhibit 99.1 and incorporated herein by reference.

As a non-employee director of the Company, Ms. Mitchell will participate in the Company’s Non-Employee Director Compensation Program, as described in Exhibit 10.17 of the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020.  Pursuant to the Non-Employee Director Compensation Program, Ms. Mitchell is expected to receive an equity award on March 15, 2021.  This award, which will be comprised of restricted shares, will have a “grant date fair value” of approximately $125,000, calculated in accordance with FASB ASC Topic 718.  The restricted shares will vest on the first anniversary of the date of grant.

Ms. Mitchell does not have any arrangement or understanding with any persons pursuant to which she was selected as a director.  Ms. Mitchell does not have any family relationship with any officer or director of the Company.  Further, Ms. Mitchell has not been involved in any related transactions or relationships with the Company as defined in Item 404(a) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated February 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2021	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary